UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2012

Apartment Trust of America, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101, Richmond, Virginia 23230

(Address of principal executive offices) (Zip Code)

(804) 237-1335

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 17, 2012, we issued a letter to our stockholders regarding, among other things, a meeting that took place on July 16, 2012 between Sovereign Capital Management Group, Inc. and our management. A copy of the stockholder letter, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Apartment Trust of America, Inc. Stockholder Letter, dated July 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Trust of America, Inc.

Dated: July 17, 2012	By:	/s/ Gustav G. Remppies
Name: Gustav G. Remppies
Title: President and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Apartment Trust of America, Inc. Stockholder Letter, dated July 17, 2012.